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EXHIBIT 10

Term Sheet for Amendment and Restatement of Certain

Auto Finance Agreements between GM and GMAC

This Term Sheet provides the terms for amendment and restatement of certain of the Auto Finance Agreements entered into by GM and GMAC (and their respective affiliates) on November 30, 2006 (unless another date is specified) in connection with GMAC becoming a Bank Holding Company (BHC). In the event that GMAC does not become a BHC by no later than January 31, 2009, the terms herein will not apply.

General:

The following GM/GMAC Auto Finance Agreements will be amended and restated in accordance with the terms of this Term Sheet.

1.     Dealer Financing Service Agreement.

2.     United States Consumer Financing Services Agreement.

3.     United States Nonprime Consumer Financing Services Agreement.

4.     Canada Consumer Financing Services Agreement.

5.     International Consumer Financing Services Agreement.

6.     Amended and Restated Agreement for Advance Payment of Wholesale Vehicle Obligations (dated May 1, 2006).

7.     In-Transit Vehicle Agreement (dated September 30, 1999).

8.     Loan Agreement between Vauxhall (UK) and GMAC (UK) (dated February 27, 2006) as amended.

9.     Master Services Agreement.

To the extent that conforming amendments are reasonably necessary to be made to other GM/GMAC Auto Finance Agreements, or any additional agreements are reasonably necessary to effectuate the terms of this Term Sheet, the parties agree in good faith to make such amendments and to enter into such additional agreements. Except as otherwise intended to be amended as described herein, the Auto Finance Agreements are intended to remain unaltered and in full force and effect.

Unless a provision herein otherwise indicates, it will apply globally. Capitalized terms used herein shall have the same definitions as in the applicable Auto Finance Agreement.

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Overriding Principles:

The overriding principles with respect to the Auto Finance Agreements (which will be included in the amended and restated Auto Finance Agreements) will be that:

1.     GMAC will receive amounts sufficient to achieve the Rate Support [***] targets contemplated herein which are based on [***] (applies to formula pricing in the U.S. and Canada only).

2.     Subject to applicable and / or appropriate safety and soundness business standards:

a.      GMAC’s primary business objectives will continue to include supporting the distribution, marketing, and sale of GM Products to enhance GM’s profits;

b.     GMAC will continuously use commercially reasonable best efforts to minimize its costs of doing business to help maximize competitive Rate Support pricing; and

c.      GMAC will use commercially reasonable best efforts to provide wholesale financing to a broad base of GM Dealers at market-based terms and conditions.

Except as described herein, the terms of the amended and restated Auto Finance Agreements will be revisited periodically to assess whether the agreements continue to achieve these principles notwithstanding any market factors, mistakes in documentation, errors in calculation or other unanticipated facts or circumstances and if not then the parties will make any amendments to the agreements that are reasonably necessary to achieve the principles. Proposed changes will be reviewed at the Coordinating Committee. In the event there are disagreements between GM and GMAC as to whether or not a change is warranted to achieve the principles the parties will follow the existing dispute resolution process. GM will also continue to have audit rights to ensure that the principles are being properly adhered to.

GMAC will continue to provide broad support to GM and if GMAC blatantly violates this principle, GM has the ability to challenge GM’s obligations under the agreements.

The foregoing principles shall not apply to any items specifically agreed by the parties not to be subject to these principles.

Rate Support Pricing:	Rate support pricing will be based on a [***]. The parties will

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negotiate in good faith a risk adjustment mechanism based on equity allocation by tier and term to achieve the overall targeted return by March 31, 2009.

GMAC will employ a dynamic approach to cost of funds, operating expenses and credit loss assumptions that will include some but not necessarily all of the following, all of which shall be subject to further discussion:

•      include reasonable forward-looking assumptions as well as historic look-back

•      shorten the look-back period or historic data

•      allow more frequent updates

This dynamic approach will be designed to ensure [***] so that GMAC achieves its targeted return (i.e., eliminates [***]). Cost of funds will be dynamic and fixed at match-funded amount at time of origination. Costs such as credit loss assumptions, operating expenses and cost of funds will be reset monthly (or less frequently if mutually agreed). For the avoidance of doubt, there will be no true-ups.

All assumptions will continue to be reviewed at the Coordinating Committee.

This pricing approach replaces the current pricing assumptions methodology in the U.S. and Canada Consumer Finance Agreements only.

Discount Rate:

The discount rate used to discount future payments to present value in the U.S. and Canada Consumer Finance Agreements will be changed [***]. The “Overriding Principles” described above shall not apply to the determination of the discount rate, [***].

Retail Exclusivity:

Overriding principle: GM and GMAC agree to work with third parties in pursuit of opportunities to increase GM’s sales and profits in ways that are mutually beneficial to both GM and GMAC.

•      GM and GMAC also agree to cooperate in working with third parties where there is a benefit to only GM or GMAC (but not both), provided there is no downside or negative effect on the other party, or under other circumstances as outlined below.

•      Terms and conditions of individual situations will be negotiated and agreed in good faith between GM and GMAC (and will be subject to dispute resolution process).

For the avoidance of doubt, the following examples are acceptable under the foregoing overriding principle:

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If there is a Capital Markets Disruption and [***], then GM will be permitted to work with third parties to provide incentives on these particular loans / products on a temporary basis (on terms consistent with terms that would be offered to GMAC) until GMAC is able to offer these loans / products or the Capital Markets Disruption ends.

•      Under these circumstances, GMAC would reduce its related Exclusivity payment on a pro-rata basis during this period. The Exclusivity payment reduction would be calculated as follows: (the number of subvented contracts financed through third parties divided by the total number of subvented contracts) multiplied by the Exclusivity payment.

GM will have [***] to cease financing with third parties once it receives notice that GMAC can fund or the Capital Market Disruption ends.

If there is no Capital Markets Disruption and [***], then GM can work with third-parties to provide such specific programs.

•      Under this circumstance, there would [***] be a pro-rata reduction in GMAC’s Exclusivity payment to GM.

If there is no Capital Markets Disruption and [***], GMAC agrees to permit GM to work with third parties where there is a benefit to GM provided there is no material negative effect to GMAC. In these cases, terms and conditions of the individual situations will be negotiated and agreed in good faith between GM and GMAC and GMAC will not unreasonably withhold approval.

•      For the avoidance of doubt, the rejection by GMAC of a credit application in and of itself would not constitute such an event. Dissatisfaction with GMAC’s purchase policy is also not such an event.

Furthermore, for the avoidance of doubt, GMAC agrees that during the first 2 years in the U.S. and Canada, GM can offer a subvention program through a third-party as long as [***].

•      [***].

•      [***].

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-       [***].

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•      [***].

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After the first 2 years in the U.S. and Canada, GM has the right to begin offering subvented volume to third party finance providers on a non-exclusive, side-by-side basis with GMAC

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•      [***]:

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GM will continue to be allowed to use Chase and AmeriCredit for Saturn in manner depicted in U.S. Consumer Finance Agreement or United States Nonprime Consumer Financing Services Agreement . [***].

In the Top 5 Countries, [***] during the term of these amendments, consumer financing will operate as outlined in the International Consumer Financing Agreement (including that GMAC must be competitive for the term of the agreement) except GMAC will not be held to any capital commitments or subject to penalties related to failing targets and as otherwise specifically modified herein.

•      If GM and GMAC do not resolve competitiveness disputes within a 90-day (or mutually extended) period, either party may submit the dispute to arbitration rather than seeking legal remedies.

In the Top 5 Countries during the last 3 years of the amendments, GM has the right to begin offering subvented volume to third party finance providers

•      [***].

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Under any loss of exclusivity in any of the Top 5 Countries, GM will continue to offer to GMAC on a side-by-side basis, finance charge subsidies and other support payments equivalent to what

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GM offers to the third party provider on the affected volume. [***]. • [***]. • [***] In non-Top 5 Countries, there are no other changes from the current consumer financing arrangements.

Market Test	Market Test will be eliminated in the U.S. and Canada.

[***]	[***]

Lease Programs:

GMAC will have no obligation to provide operating lease products (i.e., where lessor is exposed to residual risk as has been done historically) to GM customers. The parties may agree upon terms for individual operating lease programs from time-to-time in the future. GMAC will have no exclusivity with respect to GM customer operating lease programs; provided that GM will notify GMAC in advance of the terms of all proposed and actual operating lease programs it contemplates or enters into with other financing sources, and GM will not offer residual support or risk sharing terms to any other financing source that GM does not offer to GMAC at the same time, on a side-by-side basis.

To the extent GM decides to offer incentives on a finance lease product (i.e., finance product in form of a lease where lessor does not have the normal residual risk associated with the historical operating lease product), such contracts will be covered under GMAC’s pricing and exclusivity arrangements (including exclusivity fees) the same as any other retail finance product.

The “Overriding Principles” described above (i.e., [***] targeted [***]) shall not apply to operating lease programs that GMAC chooses at its own discretion to offer to GM.

Underwriting Targets:	GMAC will have no specific underwriting targets against which GMAC could be assessed penalties.

Exclusivity Fees:

The exclusivity fees payable by GMAC to GM under the U.S. Consumer Finance Agreement will remain at $75 million. This exclusivity fee will be pro-rated downward for any period when GM works with a third-party provider [***]. Similar reductions to the Canada exclusivity fee will also apply. If the extent of GMAC’s exclusivity is reduced to 50% or less in the U.S. or Canada, there will be no exclusivity payment in that country.

There are no changes to the International exclusivity fee arrangement.

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Leasing-Related Payments:

GM will continue to pay GMAC, in a similar manner to the current methodology, i.e., by increasing the target return (equivalent to [***]), until the remaining amount due to GMAC under the Light Duty Vehicles Smart Lease [***] has been paid. This amount will not be included in the calculation of GMAC’s exposure to GM.

[***].

[***].

Historical Losses:

GMAC will accept historical residual losses on contracts that have been booked by GMAC as of the closing date of the amended agreements described in this Term Sheet. GM will continue to be responsible for any residual support and risk sharing obligations with respect to such contracts.

Nameplate Elimination:

In the U.S. and Canada, any public announcement by GM that it is considering strategic options generally, or any strategic option in particular (e.g., sale, phase-out, discontinuation, etc.) with respect to a nameplate brand will trigger the Nameplate Elimination provisions of the Auto Finance Agreements.

In the event that the Nameplate Elimination results in an increase in the sale proceeds in connection with the resale versus the applicable comparison vehicle, the increase will be paid to GM.

[***].

To the extent GMAC believes that, in substance, a nameplate brand has been effectively eliminated by the discontinuation of a substantial portion of such brand’s models, the parties will discuss, in good faith, whether these provisions shall apply or not to such discontinuation. Discontinuation does not include the replacement of a particular model by another model.

Dealer Wholesale Financing:

Dealer wholesale funding capital commitments, wholesale penetration targets, and penalties will be eliminated globally.

GMAC will have the right to cease wholesale funding in any Specified Country after providing 6-months’ written notice to GM.

•      GMAC will continue to fund wholesale in the Specified Country during the 6-month notice period provided adequate local liquidity is available on commercially reasonable terms and conditions.

If GMAC decides to exit a Specified Country outside of the U.S.

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or Canada and GM subsequently decides to use an alternative financing provider(s) or to provide financing to the dealers directly, GMAC agrees to provide reasonable systems and transition services for a period of up to one year after it provides written notice to GM of such planned exit.

•      For the avoidance of doubt, transition services will not include funding or risk taking other than during the 6-month notice period or until GM finds another finance source, whichever is sooner.

•      GM will make commercially reasonable efforts to transition as quickly as possible and GMAC will assist GM to find an alternative source of financing and to ensure a smooth transition for GM, GM dealers and their customers.

•      GM and GMAC will negotiate in good faith a reasonable fee for the services.

•      GM and GMAC will negotiate in good faith any further details at the time of such events.

In the event GMAC loses retail exclusivity in any Specified Country for any reason, GMAC has the right to cease wholesale financing in that country with 3 months’ written notice and without obligation to provide transition services beyond the 3-month notice period.

Wholesale Exclusivity	Wholesale exclusivity and the wholesale exclusivity fee will be eliminated globally.

Repurchase Agreement Most-Favored Nation	GM will provide GMAC written vehicle inventory repurchase agreements and other support and cooperation equal to or better than it provides to any other vehicle inventory lender in that country.

Dealer Finance Payment Mechanism

GM currently pays GMAC interest on advance payment of vehicle purchase prices from the time of GMAC payment to the time of vehicle arrival at Dealer lot. The interest rate in the U.S. is [***]. In Canada, the rate is [***]. In the UK, the rate is [***]. These interest rates will be changed to an amount sufficient to achieve a [***].

In the US and Canada, until GMAC can securitize the in-transit vehicles:

-       [***]

-       [***]

In the UK, for the first twelve months or until GMAC can securitize the in-transit vehicles, whichever is sooner:

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In the UK, after 12 months and until the facility is securitized:

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In the US, Canada and UK, upon successfully completing securitization of in-transit vehicles:

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Regulatory Requirements:

GMAC and GM agree that they will work together in discussions with the appropriate regulators to ensure that, to the extent possible, the Auto Finance Agreements provisions remain unchanged, except for changes the parties have been discussing and which are unrelated to banking law requirements. The parties agree to use commercially reasonable efforts to negotiate between themselves and to enter into discussions with bank regulatory authorities with a view to addressing, in a manner which is to the maximum extent possible consistent with the parties’ intent under this Term Sheet, any requests by such regulatory authorities for changes in the Auto Finance Agreements that are required under applicable laws governing banks and bank holding companies.

Termination Right:	GM will have the right to terminate the Auto Finance Agreements at any time that GMAC becomes or is then controlled by an automotive vehicle manufacturer that competes with GM.

Exposure Cap:

Upon execution of this agreement, the GM unsecured cap will be $2.1 billion globally using the “probable” definition and $4.1 billion using the “maximum” definition.

There will be a transition period of twenty-four months from the Effective Date to a new global unsecured probable exposure cap of $1.5 billion. Additionally, at the end of the transition period, the sum of the maximum unsecured and committed secured exposures will not exceed the greater of $3.0 billion or 15% of capital.

Maximum exposure for the residual support will be calculated net of collision and lessee and dealer buyouts.

GMAC would have the discretion to seek further increases to its GM exposures from the regulators over time.

Any pre-paid amounts above the unsecured exposure cap on the Effective Date (after adjustment for a revised 97% safety

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threshold) will be returned to GM.

GM and GMAC agree to use commercially reasonable best efforts to work together to reduce GMAC’s exposure to GM more quickly in return for a corresponding permanent paydown of GMAC exposures to GM.

[***].

If GM is required by the unsecured exposure cap to pay amounts to GMAC prior to the date that such amounts would otherwise have been due in the absence of the operation of the cap:

•      GMAC shall pay interest at the 30-day LIBOR rate to GM on such amounts for the duration of time between the time of payment of such amounts and the time such amounts would otherwise have been due in the absence of the operation of the cap

•      The payment obligation under the unsecured exposure cap shall be made reciprocal, such that if, following the advance payment of any such amount by GM, the unsecured exposure decreases (for any reason) below the cap before the time that such amount would otherwise have been due in the absence of the operation of the cap, GMAC shall return to GM the portion of such advance payment amount that represents the difference between the cap and the then current unsecured exposure subject to the 97% safety threshold.

•      Instead of making prepayments to GMAC, GM may also choose to reduce the size of committed facilities to come back into compliance with the ‘maximum’ exposure cap.

Secured Exposure:

GM and GMAC will work together to restructure current secured arrangements where possible, and without impeding GM’s ability to sell vehicles, so that GMAC can securitize these exposures.

Alternatively, GM and GMAC will work together to find alternative third party sources of financing to replace GMAC.

The remaining amount of these exposures on GMAC’s books are subject to the overall exposure cap discussed above.

GMAC would have the discretion to seek further increases to its GM exposures from the regulators over time.

For the avoidance of doubt, the In-transit wholesale arrangements as currently structured in the US and Canada are not considered exposure to GM as they are related to dealer wholesale floorplan financing.

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Rights of Set-Off:

The scope of GMAC Entities’ setoff rights will encompass fixed, contingent, matured, unmatured, disputed (in good faith), undisputed, unliquidated / unascertained (as estimated by GMAC subject to accounting upon liquidation / ascertaining), and liquidated obligations owed by Designated GM Entities.

The scope of GM’s setoff rights will encompass fixed, matured, and liquidated obligations owed by GMAC.

However, if GM provides collateral against GMAC’s unsecured exposure, then GMAC will agree to reciprocal set-off rights.

If no collateral is offered, then GMAC will retain current non-reciprocal set-off rights for the first 2 years, and move to reciprocal set-off rights at the end of the 2-year transition period when the unsecured exposure is down to target levels.

Reciprocal set-off will be for fixed, matured and liquidated obligations only.

Call Option:	The call option provided to GM under the GMAC Purchase and Sale Agreement, dated as of April 2, 2006, will be terminated.

Non-Compete:	The existing non-competition provisions applicable to GM and contained in the Purchase and Sale Agreement shall be retained in their current form with no adjustment to the existing duration thereof.

Remarketing Agreement	GM and GMAC agree to review the Remarketing Services Agreement in good faith and make changes that both parties agree are needed. In any event, the term of this agreement will be reduced to 5 years.

Term of Amendments	The term of the Agreement will be amended to be 5 years from the effective date of the amendments.

Effective Date of Amendments:

The date GMAC becomes a Bank Holding Company will be the effective date for the amendments described herein with respect to GM and GMAC and the parties will work in good faith to execute definitive documentation with respect to the amendment and restatement of the Auto Finance Agreements on or before 90 days following the effective date of these amendments.

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